SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): March 21, 2013

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.

Other Events

Wausau Paper Corp. (the “Company”), issued a news release on March 21, 2013, announcing that the Company has signed a non-binding Letter of Intent to sell its specialty paper business to a new company (“NewCo”) to be formed and controlled by investment funds sponsored by KPS Capital Partners L.P. (“KPS”), a New York based private equity firm with significant experience in the paper industry and in completion of complex corporate carve-outs.

KPS has also signed a non-binding Letter of Intent to acquire another company and to combine it with the specialty paper business within NewCo.  The Company has the option to have an initial ownership position in NewCo of up to 25 percent, with the opportunity to earn up to an additional 5 percent interest upon NewCo reaching certain performance thresholds.  The news release and Letter of Intent are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Forward Looking Statements

Statements concerning opportunities for the Company’s specialty paper business and other statements contained in the Company’s news release dated March 21, 2013, constitute forward-looking information and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  While the Company believes that these forward-looking statements are based on reasonable assumptions, the statements are not guarantees of future performance, and all such statements involve risk and uncertainties that could cause actual results to differ materially from those contemplated and expressed in this report.  The assumptions, risks, and uncertainties relating to the forward-looking statements in this report include the risks and assumptions described under “Information Concerning Forward-Looking Statements” in Item 7 and in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and from time to time in the Company’s other filings with the Securities and Exchange Commission.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1

News release dated March 21, 2013

Exhibit 99.2

Letter of Intent dated March 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  March 21, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated March 21, 2013

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibits required by Item 601 of Regulation S-K:

Exhibit 99.1

News release dated March 21, 2013

Exhibit 99.2

Letter of Intent dated March 21, 2013